                           SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as Permitted by
                                                Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           EL PASO ELECTRIC COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

                           EL PASO ELECTRIC COMPANY
                                100 N. Stanton
                             El Paso, Texas  79901
                                (915) 543-5711


                                                                  March 27, 2000

Dear Shareholder:

       The Annual Meeting of Shareholders of El Paso Electric Company will be held at the Paul Kayser Center, located at 100 N. Stanton, El Paso, Texas 79901, on Thursday, May 4, 2000, at 10:00 a.m., Mountain Daylight Time.

       The purpose of the Annual Meeting is to give shareholders an opportunity to vote on the election of Class I Directors.

       Information concerning this matter is set forth in the accompanying notice of the meeting and Proxy Statement. Your Board of Directors recommends that you vote FOR the proposal as explained in the attached Proxy Statement.

       Your vote is important. To ensure your representation, even if you cannot attend the Annual Meeting, please mark, sign, date and return the enclosed Proxy promptly.

                                 Sincerely,

                                 /s/ James Haines


                                 James Haines
                                 Chief Executive Officer and President

                           EL PASO ELECTRIC COMPANY
                                100 N. Stanton
                             El Paso, Texas 79901

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
El Paso Electric Company:

       The Annual Meeting of Shareholders of El Paso Electric Company will be held at the Paul Kayser Center, located at 100 N. Stanton, El Paso, Texas 79901, on Thursday, May 4, 2000, at 10:00 a.m., Mountain Daylight Time, for the following purposes:

       (1) To elect four members of the Board of Directors for three-year terms;

       (2) To transact such other business as may properly come before the meeting and any adjournment thereof.

       The Board of Directors knows of no matter, other than the election of Class I Directors (which is discussed at greater length in the accompanying Proxy Statement), that will be presented for consideration at the Annual Meeting.

       The Board of Directors has fixed the close of business on March 13, 2000, as the record date for the determination of shareholders entitled to vote at the Annual Meeting.

       Please mark, date and sign the enclosed Proxy and return it promptly in the envelope provided for your convenience. If you attend the meeting and decide to vote in person, you may revoke your Proxy. Shareholders attending the meeting whose shares are registered in the name of a broker and who intend to vote in person should bring an affidavit of ownership from the broker so that beneficial ownership can be verified without delay on the meeting date. The prompt return of your Proxy will save the postage expense of additional mailings.


                                 By Order of the Board of Directors,


                                 /s/ Guillermo Silva, Jr.

                                 Guillermo Silva, Jr.
                                 Secretary

March 27, 2000

                            YOUR VOTE IS IMPORTANT
                          PLEASE MARK, DATE, SIGN AND
                    PROMPTLY RETURN YOUR PROXY. THANK YOU.

                           EL PASO ELECTRIC COMPANY
                                100 N. Stanton
                             El Paso, Texas  79901

                                PROXY STATEMENT
                                      for
                        ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 4, 2000


                                    GENERAL

     The accompanying proxy is solicited on behalf of the Board of Directors of El Paso Electric Company (the "Company") for use at its 2000 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, May 4, 2000, and at any adjournments thereof. The Company's principal offices are located at the Paul Kayser Center, 100 N. Stanton, El Paso, Texas 79901.

     The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, fax and telegram by the directors, officers and employees of the Company. The Company will reimburse brokers, banks and other persons for reasonable expenses in sending proxy materials to beneficial owners. To assist in the distribution of proxy material and solicitation, the Company has engaged Corporate Investor Communications, Inc. for a fee of $4,500 plus out-of-pocket expenses.

     This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders of the Company on or about March 27, 2000.

         SHARES OUTSTANDING, VOTING RIGHTS AND REVOCABILITY OF PROXIES

     At the close of business on March 13, 2000, the "record date" for determination of the shareholders entitled to notice of and to vote at the Annual Meeting, the Company had outstanding 54,778,810 shares of its common stock (the "Common Stock").

     Each outstanding share of Common Stock is entitled to one vote. The holders of at least a majority of the issued and outstanding shares of Common Stock must be represented in person or by proxy at the Annual Meeting for a quorum to be present and business to be conducted. The vote of a plurality of the votes cast at the meeting is required for the election of each Class I Director.

     A shareholder having the right to vote may vote either in person or by proxy executed in writing by the shareholder. A telegram, telex, cablegram or similar transmission by a shareholder, or photographic, photostatic, facsimile or similar reproduction of a writing executed by the shareholder, shall be treated as an execution in writing.

     A shareholder who signs and returns a proxy may revoke that proxy at any time before the Annual Meeting or by ballot at the meeting. The shares represented by a proxy given and not so revoked will be voted and, where the shareholder specifies a choice with respect to any matter to be acted upon and for which a ballot is provided in the proxy form, the shares will be voted in accordance with the specification so made. If a proxy is returned, but no choice is specified, the shares will be voted FOR the election of the four nominees described below as Class I Directors. If no proxy is returned, the shares represented by such proxy will not be voted.

     The election of Class I Directors is the only matter the Board of Directors is aware of that will be presented at the Annual Meeting. If, however, any other matters are properly presented at the Annual Meeting, the proxy holder will have discretionary authority to vote the shares represented by properly executed proxies in accordance with his discretion and judgment as to the best interests of the Company.

     Abstentions are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present, and are counted as a vote AGAINST for determining whether a proposal has been approved. Broker non-votes are not included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present and are not counted for purposes of determining whether a proposal has been approved.

                      PROPOSAL 1 - ELECTION OF DIRECTORS

     The Company's Bylaws divide the Board of Directors into three classes, as nearly equal in number as possible, each of which is elected for a three year term. Class I Directors, consisting of the four nominees shown below, will stand for election at the Annual Meeting for three-year terms expiring at the annual meeting of shareholders in 2003 or until their successors are elected and qualified. The terms of the other nine directors shown below will continue as indicated.

     The shares represented by the accompanying proxy will be voted to elect the four nominees recommended by the Board of Directors, who are shown below as nominees for Class I Directors, unless authority to do so is withheld. Each nominee has agreed to his nomination and has agreed to serve if elected. Should any nominee become unavailable for election, the proxies will be voted for the election of such other person as the Board of Directors may recommend in place of such nominee.

                     NOMINEES AND DIRECTORS OF THE COMPANY

                                     Director            Principal Occupation and Employment
          Name               Age       Since                During the Past Five Years(1)
------------------------    ------  -----------            ------------------------------
CLASS I DIRECTORS (New Term will expire in 2003)

George W. Edwards, Jr. (2)    60       1992           Chairman of the Board since May 1996; Retired as
                                                      President, Chief Executive Officer and Director of
                                                      Kansas City Southern Railway Company in May 1995,
                                                      where he served in that capacity for 4 years, from
                                                      April 1991 to May 1995.
Ramiro Guzman (3)             53       1996           Owner of Ramiro Guzman & Associates since February
                                                      2000.  President of Montana Beverage Company from
                                                      February 1998 through January 2000; President and
                                                      Chief Executive Officer of Dickshire Distributing
                                                      for more than five years prior to February 1998.
Stephen Wertheimer (4)        49       1996           Managing Director of Credit Research and Trading
                                                      since 1996; President and Founder of Water Capital
                                                      Corp. from 1991 to 1997.
Charles A. Yamarone (5)       41       1996           Executive Vice President of U.S. Bancorp Libra, a
                                                      division of U.S. Bancorp Investments, Inc. since
                                                      January 1999; Executive Vice President of Libra
                                                      Investments, Inc. from 1991 to 1999.
CLASS II DIRECTORS (Term will expire in 2001)

Wilson K. Cadman(6)           72       1992           Retired as Chairman of the Board, President and
                                                      Chief Executive Officer of Kansas Gas and Electric
                                                      Company and Vice Chairman of the Board of Western
                                                      Resources, Inc., in 1992.
James A. Cardwell(7)          67       1990           Chairman of the Board and Chief Executive Officer,
                                                      Petro Stopping Centers, LP, a nationwide chain of
                                                      truckstops.
James W. Cicconi              47       1997           General Counsel and Executive Vice President-Law
                                                      and Government Affairs of AT&T since December
                                                      1998; Senior Vice President of Governmental
                                                      Affairs & Federal Policy for AT&T from September
                                                      1998 to December 1998; Partner of Akin, Gump,
                                                      Strauss, Hauer & Feld, a law firm, for more than
                                                      five years prior to September 1998.
Patricia Z. Holland-Branch    55       1997           President, Chief Executive Officer and Owner of
                                                      HB/PZH Commercial Environments Inc., a full
                                                      service office furniture dealership, project
                                                      management and design firm.  Franchise owner of
                                                      Office Furniture USA since 1997.

                                     Director            Principal Occupation and Employment
          Name               Age       Since                During the Past Five Years(1)
------------------------    ------  -----------            ------------------------------
                                                      Chairman of the Board and Owner of Clean Team,
                                                      Inc., d/b/a Millicare Environmental Services,
                                                      a commercial carpet maintenance franchise,
                                                      since 1997.
CLASS III DIRECTORS (Term will expire in 2002)

James W. Harris               53       1996           Founder and President of Seneca Financial Group,
                                                      Inc.
Kenneth R. Heitz              52       1996           Partner of Irell and Manella, a law firm.

Michael K. Parks              40       1996           President of Aurora National Life Assurance
                                                      Company since 1994; Chief Investment Officer of
                                                      Aurora National Life Insurance Company since 1993.
Eric B. Siegel (8)            42       1996           Independent investor and business consultant since
                                                      1999; Principal of Pegasus Insurance Partners, a
                                                      private investment firm, from 1995 to 1999;
                                                      limited partner of Apollo Advisors, L.P. and Lion
                                                      Advisors, L.P., investment firms, from 1990 to
                                                      1995.
James Haines(9)               53       1996           Chief Executive Officer and President of the
                                                      Company since May 1996; Executive Vice President
                                                      and Chief Operating Officer of Western Resources,
                                                      Inc. from June 1995 until May 1996; Executive Vice
                                                      President and Chief Administrative Officer of
                                                      Western Resources, Inc. from April 1992 to June
                                                      1995.

___________________________
(1) Where no date is specified, the director has held the position for more than the past five years.
(2)  Mr. Edwards is also a director of Hubbell, Inc.
(3)  Mr. Guzman is also an advisory director of Chase Bank of Texas, N.A.
(4) Mr. Wertheimer is also a director of Greenwich Fine Arts, Inc., Trikon Technologies, SpectruMedix Corp., and AMS, Inc.
(5) Mr. Yamarone is also a director of Continental Airlines, Inc., and New Millenium Homes, L.L.C.
(6) Mr. Cadman is also a director of the Columbia Energy Group, and Clark/Bardes Holdings, Inc.
(7) Mr. Cardwell is also a trustee of Archstone Communities, a real estate investment trust and a director of State National Bancshares, Inc.
(8) Mr. Siegel is also a director of Sun International Hotels, Ltd., and XCL-China, Ltd.
(9) Mr. Haines is also a director of the El Paso Branch, Federal Reserve Bank of Dallas.

               DIRECTORS' MEETINGS, COMPENSATION AND COMMITTEES

     The Board of Directors held seven meetings during calendar year 1999. All directors attended at least 75% of the total number of meetings of the Board and the committees on which they served during the period they served in such position.

Compensation of Directors

     The compensation for non-employee members of the Board of Directors during 1999 consisted of the following: (a) $20,000 per year, for four meetings of the Board of Directors or committees thereof per year, an additional $1,000 for each meeting beyond four; and (b) in accordance with the terms of the 1996 El Paso Electric Company Long-Term Incentive Plan, 3,500 shares of restricted Common Stock. In addition, the Board awarded Mr. Edwards, in consideration of his service as Chairman of the Board during 1999, 25,000 shares of Common Stock that are restricted as to sale until May 4, 2000. Further, the Company has at times called upon directors for special expertise for which it pays an hourly consulting fee. In 1999 two directors were paid a consulting fee which in aggregate amounted to approximately $11,300.

     During 2000 non-employee directors will receive the same compensation as in 1999. The shares so awarded will be subject to restrictions on sale or transfer for one year and, in general, will vest if the director remains continuously in the service of the Company as a non-employee director during such period.

     The Board of Directors has the following standing committees: Audit/Ethics, Civic and Charitable Affairs, Compensation/Benefits, Executive/Nominating, Palo Verde Oversight, Environmental, and International Business.

     During 1999 the Audit/Ethics Committee was composed of directors Yamarone, Parks, Holland-Branch, Cicconi and Guzman. The Audit/Ethics Committee, which held four meetings in 1999, is responsible for the appointment of the independent auditors of the Company, reviewing all recommendations of the Company's independent auditors and the Company's internal auditors, reviewing and approving non-audit services performed by accountants and other consultants retained by the Company, reviewing the Company's periodic reports filed with the Securities and Exchange Commission and otherwise overseeing the Company's financial reporting system. The Audit/Ethics Committee also performs the functions of an ethics committee and in that capacity is responsible for ensuring integrity is maintained in all business dealings involving the Company, that self-dealing and the appearance of impropriety are avoided in such business transactions, and the Company's ethical standards of conduct comply with legal requirements.

     During 1999 the Civic and Charitable Affairs Committee was composed of directors Cardwell, Holland-Branch, Guzman and Haines. The Civic and Charitable Affairs Committee, which held four meetings in 1999, is responsible for setting policy and reviewing an annual budget for civic and charitable contributions by the Company in the communities it serves.

     During 1999 the Compensation/Benefits Committee was composed of directors Heitz, Cadman, Cicconi and Yamarone. The Compensation/Benefits Committee, which held five meetings in 1999, is responsible for evaluating and approving the compensation of executive officers. It also reviews and approves recommended Company-wide increases for employees, as well as approving the adoption of contracts with union employees. The Compensation/Benefits Committee is also responsible for evaluating and adopting benefit plan programs.

     During 1999 the Executive/Nominating Committee was composed of directors Wertheimer, Siegel, Haines, Harris and Parks. The Executive/Nominating Committee, which held seven meetings in 1999, is the administrative and policy making committee of the Board of Directors, and may exercise all powers of the Board of Directors (except as prohibited by the Texas Business Corporation Act) between meetings. In addition, the Committee's responsibilities include analyzing and making recommendations to the Board of Directors regarding the maximization of shareholder value. The Executive/Nominating Committee is responsible for conducting peer reviews and evaluations of the members of the Board of Directors.

     During 1999 the Palo Verde Oversight Committee was composed of directors Cadman, Guzman, Siegel and Cardwell. The Palo Verde Oversight Committee, which held two meetings in 1999, is responsible for reviewing and assessing the activities and operations of the Palo Verde Nuclear Generating Station, in which the Company is a participant.

     During 1999 the Environmental Committee was composed of directors Cardwell, Harris, Wertheimer and Heitz. The Environmental Committee, which held two meetings in 1999, is responsible for overseeing the affairs and operations of the Company to determine whether the Company has operated Company facilities in compliance with applicable environmental laws and regulations; and identifying existing and potential environmental issues facing the Company under federal, state or local law.

     The International Business Committee was created in 2000, and is composed of directors Holland-Branch, Cardwell and Wertheimer. The International Business Committee is responsible for assisting management in formulating a business development strategy for Mexico and evaluating business opportunities in Mexico.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 13, 2000 (except as indicated in the footnote to the table), certain information regarding ownership of Common Stock by (i) each person known to the Company to own beneficially more than 5% of its Common Stock; (ii) each of the current directors, including those who have been nominated to serve as a Class I Director of the Company; (iii) the Company's Chief Executive Officer and certain other executive officers of the Company during the year ended December 31, 1999, and (iv) all directors and current executive officers of the Company as a group (23 persons).

                Name and Address                  Amount and Nature of           Percent
              of Beneficial Owner                 Beneficial Ownership           of Class
              -------------------                 --------------------           --------
Westport Asset Management, Inc.                          6,008,250  (1)           10.38%
  253 Riverside Avenue
  Westport, CT  06880
Highfields Capital Management LP                         5,753,600  (2)             9.9%
  200 Clarendon Street - 51st Floor
  Boston, MA  02117
Merrill Lynch & Co., Inc.                                4,085,281  (3)            7.06%
  World Financial Center, North Tower
  250 Vesey Street
  New York, NY  10381
George W. Edwards, Jr.                                     120,540  (4)               *
Wilson K. Cadman                                            20,540  (5)               *
James A. Cardwell                                           20,640  (6)               *
James W. Cicconi                                             8,500  (7)               *
Ramiro Guzman                                               20,540  (5)               *
James W. Harris                                             35,540  (8)               *
Kenneth R. Heitz                                            20,540  (5)               *
Patricia Z. Holland-Branch                                   9,905  (9)               *
Michael K. Parks                                           30,540  (10)               *
Eric B. Siegel                                             26,540  (11)               *
Stephen Wertheimer                                         26,790  (12)               *
Charles A. Yamarone                                        33,130  (13)               *
James Haines                                              768,405  (14)             1.4%
Eduardo A. Rodriguez                                      127,374  (15)               *
Gary R. Hedrick                                           119,463  (16)               *
Julius F. Bates                                           118,890  (17)               *
Michael L. Blough                                         118,343  (18)               *
Other Executive Officers                                  248,712  (19)               *
All directors and executive officers                                                3.4%
 As a group                                             1,874,932  (20)
(23 persons)

-----------------------------------------
  *  Less than 1%.
(1) Information regarding ownership of Common Stock by Westport Asset Management Inc., ("Westport") and Westport Advisors LLC ("Wesport Advisors") is included herein in reliance on information set forth in Amendment No. 2 to Schedule 13-G filed by Westport and Westport Advisors on February 16, 2000, with the Securities and Exchange Commission (the "Commission"), reflecting ownership as of December 31, 1999. Westport is a parent holding company pursuant to Rule 13d-1 (b) (ii) (G) of the Securities and Exchange Act of 1934, as amended (the "1934 Act"), and owns 50% of Westport Advisors. Westport is an Investment Advisor registered under Section 203 of the Investment Advisors Act of 1940. Westport Advisors is an Investment Advisor for a series of public mutual funds. According to the filing, Westport and Wesport Advisors beneficially own 6,008,250 shares for purposes of Rule 13d and maintain shared voting, disposition, and investment power of the Company's Common Stock. Westport disclaims beneficial ownership of such Common Stock.
(2) Information regarding ownership of Common Stock by Highfields Associates LLC ("Highfields Associates"), Highfields Capital Management LP ("Highfields Capital"), Highfields GP LLC ("Highfields GP"), Mr. Johnathon
     S. Jacobson ("Mr. Jacobson"), Mr. Richard L. Grubman ("Mr. Grubman"), and Highfields Capital Ltd., ("Highfields Ltd.") is included herein in reliance on information set forth in Amendment No. 2 to Schedule 13-G filed by Highfields Associates, Highfields Capital, Highfields GP, Mr. Jacobson, Mr. Grubman, and Highfields Ltd., on February 14, 2000, with the Commission and reflecting ownership as of December 31, 1999. On November 30, 1999, Highfields Associates, Highfields Capital, Mr. Jacobson, and Mr. Grubman dissolved their status as a group under Rule 13d of the 1934 Act. Highfields Capital, Highfields GP, Highfields Ltd., Mr. Jacobsen, and Mr. Grubman have agreed to file a joint Schedule 13G as individuals. Highfields Associates is a limited liability company organized under the laws of the State of Delaware and serves as a general partner for Highfields Capital I LP ("Highfields I") and Highfields Capital II LP ("Highfields II"). Highfields I, Highfields II, and Highfields Ltd., are collectively known as the "Funds". Highfields Capital, a Delaware limited partnership, serves as an Investment Manager to each of the Funds. Highfields Ltd. is an exempted limited liability company organized under the laws of the Cayman Islands. Mr. Jacobson and Mr. Grubman are Managing Members of Highfields GP, a Delaware limited liability company, which is the general partner of Highfields Capital. According to the filing, the Funds beneficially own the Company's Common Stock. Highfields Ltd. beneficially owns 7% of the shares of Common Stock and maintains sole voting and dispositive power over 4,048,447 shares. Highfields Associates, as general partner of Highfields I and Highfields II, beneficially owns a total of 2.9% of Common Stock and maintains sole voting and dispositive power over 1,705,153 shares of Common Stock. The aggregate amount beneficially owned by the Funds is 5,753,600 shares of Common Stock (9.9%). Highfields Capital, Highfields GP, Mr. Jacobsen, and Mr. Grubman each have the power to direct the proceeds of the sale of shares owned by the Funds.
(3) Information regarding ownership of Common Stock by Merrill Lynch & Company Inc. ("ML&Co.") on behalf of Merrill Lynch Asset Management Group ("AMG") and Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is included herein in reliance on information set forth in Amendment No. 3 to Schedule 13-G filed by ML&Co., AMG, and the Fund on February 7, 2000, with the Commission, reflecting ownership as of December 31, 1999. ML&Co. is a parent holding company pursuant to Rule 13d-1 (b) (ii) (G) of the 1934 Act; AMG is an operating division of ML&Co., which is registered as an Investment Advisor under Section 203 of the Investment Advisors Act of 1940. The Fund is an investment company registered under Section 8 of the Investment Company Act of 1940. According to the filing, ML&Co., AMG, and the Fund have shared voting, dispositive and investment power over 4,085,281 of the Company's Common Stock. ML& Co. disclaims beneficial ownership of this Common Stock.
(4) Includes (i) 10,000 shares of Common Stock that Mr. Edwards has the right to acquire by exercising options granted under the 1996 Long-Term Incentive Plan ("1996 Plan"); and (ii) 110,540 shares of restricted Common Stock awarded under the 1996 Plan over which he has voting power but no investment power, except for 80,632 shares over which he has investment power.
(5) Includes (i) 10,000 shares of Common Stock that this director has the right to acquire by exercising options granted under the 1996 Plan; and (ii) 10,540 shares of restricted Common Stock awarded under the 1996 Plan over which each director has voting power but no investment power, except for 5,632 shares over which he has investment power.
(6) Includes (i) 10,000 shares of Common Stock that Mr. Cardwell has the right to acquire by exercising options granted under the 1996 Plan; (ii) 10,540 shares of restricted Common Stock awarded under the 1996 Plan over which he has voting power but no investment power, except for 5,632 shares over which he has investment power; and (iii) 100 shares owned by Mr. Cardwell over which he has sole voting and investment power.
(7) Represents (i) 5,000 shares of Common Stock that Mr. Cicconi has the right to acquire by exercising options granted under the 1996 Plan; and (ii) 3,500 shares of restricted Common Stock awarded under the 1996 Plan over which he has voting power but no investment power.
(8) Includes (i) 10,000 shares of Common Stock that Mr. Harris has the right to acquire by exercising options granted under the 1996 Plan; (ii) 10,540 shares of restricted Common Stock awarded under the 1996 Plan over which he has voting power but no investment power, except for 5,632 shares over which he has investment power; and (iii) 15,000 shares owned by Mr. Harris over which he has sole voting and investment power.
(9) Represents (i) 5,000 shares of Common Stock that Ms. Holland-Branch has the right to acquire by exercising options granted under the 1996 Plan; and
     (ii) 4,905 shares of restricted Common Stock awarded under the 1996 Plan over which she has voting power but no investment power.
(10) Includes (i) 10,000 shares of Common Stock that Mr. Parks has the right to acquire by exercising options granted under the 1996 Plan; (ii) 10,540 shares of restricted Common Stock awarded under the 1996 Plan over which he has voting power but no investment power, except for 5,632 shares over which he has investment power; and (iii) 10,000 shares owned by Mr. Parks over which he has sole voting and investment power.
(11) Includes (i) 10,000 shares of Common Stock that Mr. Siegel has the right to acquire by exercising options granted under the 1996 Plan; (ii) 10,540 shares of restricted Common Stock awarded under the 1996 Plan over which he has voting power but no investment power, except for 5,632 shares over which he has investment power; and (iii) 6,000 shares owned by Mr. Siegel over which he has sole voting and investment power.
(12) Includes (i) 10,000 shares of Common Stock that Mr. Wertheimer has the right to acquire by exercising options granted under the 1996 Plan; (ii) 10,540 shares of restricted Common Stock awarded under the 1996 Plan over which he has voting power but no investment power, except for 5,632 shares over which he has investment power; and (iii) 6,250 shares owned by Mr. Wertheimer over which he has sole voting and investment power.
(13) Represents (i) 10,000 shares of Common Stock that Mr. Yamarone has the right to acquire by exercising options granted under the 1996 Plan; (ii) 13,130 shares of restricted Common Stock awarded under the 1996 Plan over which he has voting power but no investment power, except for 5,632 shares over which he has investment power; and (iii) 10,000 shares owned by Mr. Yamarone over which he has sole voting and investment power.
(14) Includes (i) 690,000 shares of Common Stock that Mr. Haines currently has the right to acquire by exercising options granted under the 1996 Plan;
     (ii) 75,005 shares of restricted Common Stock awarded under the 1996 Plan over which he has voting power but no investment power, except for 55,005 shares over which he has investment power; and (iii) 3,400 shares owned by Mr. Haines over which he has sole voting and investment power.
(15) Includes (i) 100,000 shares of Common Stock that Mr. Rodriguez currently has the right to acquire by exercising options granted under the 1996
     Plan; and (ii) 27,374 shares of restricted Common Stock awarded under the 1996 Plan over which he has voting power but no investment power, except for 11,233 shares over which he has investment power.
(16) Includes (i) 100,000 shares of Common Stock that Mr. Hedrick currently has the right to acquire by exercising options granted under the 1996 Plan;
     (ii) 19,439 shares of restricted Common Stock awarded under the 1996 Plan over which he has voting power but no investment power, except for 7,733 shares over which he has investment power; (iii) 19 shares owned by Mr. Hedrick over which he has sole voting and investment power; and (iv) 5 shares owned by his spouse over which Mr. Hedrick has no voting power or investment power.
(17) Includes (i) 100,000 shares of Common Stock that Mr. Bates currently has the right to acquire by exercising options granted under the 1996 Plan;
     (ii) 18,601 shares of restricted Common Stock awarded under the 1996 Plan over which he has voting power but no investment power, except for 7,685 shares over which he has investment power; and (iii) 289 shares owned by Mr. Bates over which he has sole voting and investment power.
(18) Includes (i) 100,000 shares of Common Stock that Mr. Blough currently has the right to acquire by exercising options granted under the 1996 Plan;
     (ii) 18,342 shares of restricted Common Stock awarded under the 1996 Plan over which he has voting power but no investment power, except for 7,426 shares over which he has investment power; and (iii) 1 share owned by Mr. Blough over which he has sole voting and investment power.
(19) Includes (i) 190,000 shares of Common Stock that other executive officers currently have the right to acquire by exercising options granted under the 1996 Plan; (ii) 58,406 shares of restricted Common Stock awarded under the 1996 Plan over which they have voting power but no investment power, except for 22,151 shares over which they have investment power; and (iii) 306 shares owned by the other executive officers over which they have sole voting and investment power.
(20) Includes (i) 1,390,000 shares underlying stock options as discussed above;
     (ii) 433,562 shares of restricted Common Stock awarded to executives and directors under the 1996 Plan over which they have voting power but no investment power, except for 242,553 shares over which they have investment power; and (iii) 51,365 shares owned by them over which they have sole voting and investment power. Also includes 5 shares owned by a spouse of an executive officer over which he has no voting power or investment power.

Certain Business Relationships

     During 1999 the Company purchased office furniture and carpeting from HB/PZH Commercial Environments, Inc., in the approximate amount of $234,058. Patricia Z. Holland-Branch, a Class II Director, is the principal shareholder and president of HB/PZH Commercial Environments, Inc. The Company also purchased diesel fuel, bulk motor oil and hydraulic fluid during 1999 from C&R Distributing, Inc. ("C&R") in the approximate amount of $416,218. James A. Cardwell, a Class II Director, is owner and Vice President of C&R. On February 1, 2000, the Company entered into a two year Consulting Agreement with Ramiro Guzman & Associates, under which the Company will pay $125,000 annually for public affairs and marketing services. Ramiro Guzman, a Class I Director, is the owner of Ramiro Guzman & Associates. The Company believes that the amounts paid to such firms are comparable to amounts payable for comparable products to firms not affiliated with any director of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the 1934 Act requires the Company's directors, officers and holders of more than 10% of the Company's Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that during and for the fiscal year ended December 31, 1999, its officers, directors and 10% shareholders complied with all Section 16(a) filing requirements, except James A. Cardwell, a Class II Director, who inadvertently neglected to file a Form 4 concerning the acquisition of 50 shares of Common Stock on December 8, 1997. On July 7, 1999, Mr. Cardwell filed a Form 4 reporting this acquisition of Common Stock.

                        CERTAIN ADDITIONAL INFORMATION

Executive Compensation

     The following table sets forth certain information concerning the cash and non-cash compensation paid to the chief executive officer during 1999, and each of the other four most highly compensated executive officers other than the chief executive officer who were serving as executive officers at December 31, 1999 (the "Named Executive Officers"), for the fiscal years ended December 31, 1999, December 31, 1998, and December 31, 1997, for service in the capacities indicated.

                          SUMMARY COMPENSATION TABLE

                                                                                                  Long-Term
                                                              Annual                            Compensation
                                                           Compensation                            Awards
                                             -------------------------------------------  ------------------------
                                                                            Other                      Securities        All
                                               Base                        Annual         Restricted   Underlying       Other
            Name and                          Salary       Bonus       Compensation/(2)/   Stock/(3)/ Options/SARs Compensation/(4)/
       Principal Position          Year        ($)          ($)              ($)              ($)          (#)           ($)
--------------------------------  ---------  ------- ----------------  -----------------  ----------  ------------ ----------------
James Haines....................  1999       425,000           0                   0              0           50,000          4,800
 Chief Executive Officer          1998/(1)/  441,346           0                   0              0                0          4,800
 & President (since May 1,1996)   1997       425,000           0              24,519              0                0          4,750

Eduardo A. Rodriguez............  1999       231,525      75,996/(5)/          8,905              0                0          4,800
 Senior Vice President-           1998/(1)/  228,981      81,786              13,569              0          100,000          4,800
 Energy Services                  1997       210,000      32,010               2,423              0                0          3,998


Gary R. Hedrick.................  1999       176,164      57,828/(5)/         13,551              0                0            949
 Vice President-Treasurer         1998/(1)/  163,340      57,892               6,050              0          100,000            847
 & Chief Financial Officer        1997       147,000      22,415               6,785              0                0            317

Julius F. Bates.................  1999       158,427      52,023/(5)/          9,140              0                0          4,800
 Vice President-                  1998/(1)/  155,209      55,039               8,623              0          100,000          4,800
 Transmission & Distribution      1997       141,000      21,499               5,748              0                0          4,253

Michael L. Blough...............  1999       158,427      52,023/(5)/          6,093              0                0          4,800
 Vice President-                  1998/(1)/  155,209      55,039               4,599              0          100,000          4,800
 Administration                   1997       141,000      21,499               6,833              0                0          4,444

(1) Base salary information reflects 27 biweekly payroll amounts compared to a typical 26 biweekly payroll year because of timing.
(2) Represents payments for accrued and unused vacation and personal holiday time pursuant to Company policy. Excludes perquisites representing less than 10% of annual salary.
(3) As of 12/31/99 Messrs, Haines, Rodriguez, Hedrick, Bates and Blough owned 40,000, 13,560, 9,438, 9,075 and 9,075 shares of restricted Common Stock, respectively. The value of these shares at 12/31/99 was $392,000, $133,057, $92,610, $89,048 and $89,048, respectively.
(4) Includes matching contributions made by the Company under the Company's 401(k) Plan.
(5) Messrs. Rodriguez, Hedrick, Bates, and Blough received 8,575, 6,525, 5,870 and 5,870 shares of restricted Common Stock respectively, in February 2000 under the 1999 Bonus Plan. Such shares vest over 4 years with 20% vesting on the day of the grant and 20% vesting on each annual anniversary of the grant. Each individual will receive cash dividends if and when declared on vested shares; dividends on unvested shares will be used to acquire additional shares.

Aggregate Options Outstanding Under the 1996 Long-Term Incentive Plan

   Set forth below is information with respect to the aggregate options granted pursuant to the Company's 1996 Long-Term Incentive Plan that were outstanding at December 31, 1999, for each of the Named Executive Officers.

                                         AGGREGATED OPTIONS/SAR EXERCISES
                                IN LAST FISCAL YEAR AND FY-END OPTIONS/SAR VALUES

                                              Number of Securities                   Value of Unexercised
                                             Underlying Unexercised                      In-the-Money
                                                 Options/SARS at                        Options-SARS at
                                                 Fiscal Year-end                        Fiscal Year-end

              Name                          Exercisable/Unexercisable              Exercisable/Unexercisable
------------------------------------  -------------------------------------  -------------------------------------
James Haines                                      690,000/160,000                      2,996,115/718,560
Eduardo A. Rodriguez                               80,000/120,000                        301,400/355,100
Gary R. Hedrick                                    80,000/120,000                        301,400/355,100
Julius F. Bates                                    80,000/120,000                        301,400/355,100
Michael L. Blough                                  80,000/120,000                        301,400/355,100

                                                    OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                              Individual Grants
                          --------------------------------------------------------------------------------
                              Number of                                                                          Alternative
                                Common                                                                           Grant Date
                                Shares            Percent of Total                                                  Value
                              Underlying           Options Granted         Exercise or                           Grant Date
                               Options              To Employees            Base Price        Expiration        Present Value
          Name                 Granted             In Fiscal Year           ($/Share)            Date              $/(1)/
----------------------    ----------------    -----------------------   ----------------   ---------------  -----------------
James Haines                    50,000/(2)/             20.00%               7.3750             03-17-09           147,975
Eduardo A. Rodriguez                 0                      0                  N/A                N/A                N/A
Gary R. Hedrick                      0                      0                  N/A                N/A                N/A
Julius F. Bates                      0                      0                  N/A                N/A                N/A
Michael L. Blough                    0                      0                  N/A                N/A                N/A

(1) The value of options is based on the Black Scholes Option Pricing Model using the following assumptions: (a) risk-free rate of return is 5.23% (yield on the 10-year Treasury Note) based on an award date of March 18, 1999; (b) volatility is 33.84%, calculated using the standard deviation of the Company's Common Stock from January 3, 1997, to the award date; (c) exercise price is the market price on date of award, which is $7.3750; (d) time of exercise is assumed to be ten years from date of grant; and (e) discounted actuarially to account for death, disability, retirement or termination.
(2)  This option vested immediately on the date of the grant.

                         RETIREMENT INCOME PLAN TABLE

     The table set forth below shows estimated annual benefits payable at the normal retirement age of 65 upon retirement under the Company's Retirement Income Plan for the years of service and levels of final average compensation specified.

                                                       PENSION PLAN TABLE
                                                                 Years of Service
                                            ---------------------------------------------------------------
                         Compensation          15            20            25            30            35
                         ------------       -------       -------       -------       -------       -------
                         $125,000           $23,438       $31,250       $39,062       $46,875       $54,688
                          150,000            28,125        37,500        46,875        56,250        65,625
                          175,000            30,000        40,000        50,000        60,000        70,000
                          200,000            30,000        40,000        50,000        60,000        70,000
                          225,000            30,000        40,000        50,000        60,000        70,000
                          250,000            30,000        40,000        50,000        60,000        70,000
                          300,000            30,000        40,000        50,000        60,000        70,000
                          350,000            30,000        40,000        50,000        60,000        70,000
                          400,000            30,000        40,000        50,000        60,000        70,000
                          450,000            30,000        40,000        50,000        60,000        70,000
                          500,000            30,000        40,000        50,000        60,000        70,000

     The compensation covered by the Retirement Income Plan is the annual salary paid to the participant, which is reflected in the column titled "Base Salary" in the Summary Compensation Table. The estimated credited years of service for each of Messrs. Haines, Rodriguez, Hedrick, Bates, and Blough at December 31, 1999, was 4, 19, 23, 27 and 18, respectively. The benefits are computed based on straight-life annuity amounts and are not subject to any deduction or offset for social security benefits or other amounts. Pursuant to applicable federal regulations, for periods after December 31, 1992, the maximum amount of compensation on which the benefits can be based was reduced to $150,000 per year, as such amount may be adjusted in $10,000 increments. The maximum amount of compensation on which benefits may be based is currently $160,000. Participants in the Retirement Income Plan will receive the greater of the accrued benefit at December 31, 1992, or the benefits accrued using the compensation limitation.

Employment Agreements and Related Matters

     James Haines became the Company's Chief Executive Officer and President on May 1, 1996. The Company entered into an employment agreement with Mr. Haines for an initial term of five years at an initial base salary of $425,000 per year. In addition, pursuant to the agreement, Mr. Haines was awarded 100,000 shares of restricted Common Stock and was granted options covering 800,000 shares of Common Stock with an exercise price of $5.3215 per share. The restrictions on the restricted Common Stock are scheduled to lapse in 20% increments annually beginning January 1, 1997, and the options are scheduled to vest in 20% increments per year beginning December 31, 1996, subject to earlier lapsing and vesting under certain circumstances.

     The Company had a four-year employment contract with Mr. Rodriguez, which expired on February 12, 2000, and provided for certain minimum base salary levels, which escalated to not less than $220,000 in the final year of the agreement.

     Each Named Executive Officer and certain other officers of the Company have entered into a Change of Control Agreement requiring such person to remain in the employ of the

Company for two years following a change in control. In the event the Named Executive Officer is terminated during such period, other than for cause or certain other reasons, the Agreement provides that such person would receive
2.99 times annual base salary plus bonuses, the actuarial equivalent of vested benefits under the Company's retirement plan calculated with three additional years of service, continuation of welfare benefits for two years and outplacement services for one year.

                        COMPENSATION/BENEFITS COMMITTEE
                       REPORT ON EXECUTIVE COMPENSATION

     General. The Compensation/Benefits Committee (the "Committee") of the Board of Directors is comprised entirely of non-employee Directors. The Committee is responsible for reviewing and approving the compensation of all executive officers of the Company, including the Named Executive Officers and for administering the 1996 Long-Term Incentive Plan, and the 1999 Long-Term Incentive Plan. Following review and approval by the Committee, all significant issues pertaining to executive compensation are submitted to the full Board of Directors for approval.

     Compensation Program. Following its emergence from bankruptcy, the Company retained an international benefits and compensation consulting firm to advise the Board of Directors in designing an overall executive compensation program. Specific information was provided for 13 organizations engaged primarily in the electric utility business, and more general data was made available covering other organizations of a size comparable to the Company. In addition, the Company's internal staff provides the Committee with salary and benefits information compiled by the Edison Electric Institute (EEI) covering electric utilities with annual revenues between $500 million and $1 billion. This overall group of companies is thus smaller than the "EEI 100" index used to prepare the performance graph that appears later in this Proxy Statement, and at the same time broader than that index because of the Committee's view that the Company is entering a deregulated environment and must compete for executive talent against non-utility companies.

     The Committee believes that the executive compensation program should include a base salary that is at or near the mean for peer utilities (as described above), adjusted as appropriate for regional price and compensation levels and trends, and short-term and long-term incentive compensation that aligns the interests of the executive with the total return to the Company's shareholders. The incentive components of compensation are intended to provide total compensation that is commensurate with a broader industry group as well as utilities. The use of stock-based compensation that vests over time has the additional effect of retaining quality talent.

     Based on the above parameters, the Committee and Board of Directors adopted during 1996 a total compensation program for executives that is comprised of three elements: base salary; short-term incentives; and long-term incentives.

     Base Salary. Each executive officer position is assigned a salary grade with minimum, midpoint and maximum ranges established to reflect salary information from comparable electric utility companies as described above. Once the range is established for a particular position, the base salary of each executive officer is determined by his or her skills and experience and potential impact on the Company's operations. Base salary adjustments are affected by the officer's individual performance and success in achieving specific corporate and individual goals. The Chief Executive Officer reviews the performance of the other executive officers and makes recommendations to the Committee based on each officer's performance. Based on the information available to it, the Committee believes that the base salary of these individuals is generally near the median for comparable electric utilities.

     Short-Term Incentives. Each executive officer other than the Chief Executive Officer may earn an incentive bonus of up to 55% of his or her base compensation if the Company achieves specific annual goals that are established in advance by the Committee and the Board of Directors. All short-term incentive awards are paid in Restricted Common Stock and vest equally over a four year period with 20% vesting once the goal is achieved and 20% vesting on each one year anniversary of such date for the next four years. It is anticipated that the annual performance goals will be "stretch" goals based on the achievement of corporate objectives (such as cash flow, expense reduction, customer satisfaction, etc.) that will lead to enhanced shareholder value. In 1999 the performance goals included safety, customer satisfaction and cash flow. Executive officers earned a 1999 short-term incentive award of 32.8% of base salary for partial achievement of the cash flow, safety and customer satisfaction performance goals. For the 2000 incentive plan, goals have been established for safety, customer satisfaction and earnings per share. No short-term incentive awards will be granted, however, unless the earnings per share goal is met.

     Long-Term Incentives. During 1998 each current Named Executive Officer other than the Chief Executive Officer was awarded a stock option grant to acquire 100,000 shares of Common Stock at a price 7% greater than the market price on the date of grant. The stock options vest in equal 20% increments over five years. Each Named Executive Officer other than the Chief Executive Officer was also awarded stock options, covering 100,000 shares in 1996. The 1996 options have a exercise price equal to 100% of the market value of the Common Stock on the date of grant and vest in equal increments over 5 years. The options were designed as both a retention plan as well as a long-term incentive plan, and the number of options granted was by reference to both the base salaries and the Committee's view of appropriate incentives in an industry moving to greater competition. The long-term incentive plan is intended to promote long-term growth and stability and to allow executive officers to acquire the Company's Common Stock and directly align the executive officers' personal interest with that of other shareholders.

     Stock Ownership Guidelines. Recognizing that stock ownership by executive officers and directors can directly correlate to improved performance and shareholder enhancement, the Committee also established stock ownership guidelines for executive officers and directors. The guidelines suggest that the Chief Executive Officer own Common Stock with a value equal to three times his base salary and that other executive officers and directors own Common Stock with a value equal to two times their base salary or annual retainer, respectively. The ownership guidelines were set in 1996 with the intention that they be met within 5 years.

     Compensation of the Chief Executive Officer. The philosophy of the Committee and the Board of Directors is to directly tie the most significant portion of the Chief Executive Officer's compensation to the Company's success in maximizing shareholder value. The shareholders will benefit through the Chief Executive Officer's leadership in establishing and meeting short-term and medium-term financial and operational goals and his initiative in developing and implementing long-term strategy. The need to use cash to deleverage and the constraints on the Company's ability to enhance revenues from customers through rate increases require that the cash portion of the Chief Executive Officer's compensation initially be fixed. At the same time, the Committee strongly believes that the Chief Executive Officer's total compensation should directly reflect increases in the value of the Common Stock.

     The philosophy described above guided the Board of Directors in establishing Mr. Haines' compensation in 1996 after he was selected, following an extensive search, with the assistance of a prominent executive search firm, as a chief executive officer with the experience and vision to lead the Company into the deregulated market. Mr. Haines' compensation, which is contained in a five-year employment contract, has three elements: a base salary payable in cash; restricted stock; and stock options. Mr. Haines' base salary is $425,000, which is comparable to the cash portion of his compensation in his previous position as a senior officer of a major electric and gas utility and well within the range of salaries of CEOs of electric utilities. Mr. Haines is compensated for the achievement of short and medium-term goals through increases in the value of 100,000 shares of restricted Common Stock, which will vest in equal increments over the term of his contract. Mr. Haines has also been motivated to build long-term value for shareholders through the award of 800,000 stock options with an exercise price equal to the value of the Common Stock on the date he began his service as the Company's chief executive officer. The number of restricted Common Stock and options awarded to Mr. Haines was arrived at through negotiation and is consistent with utility industry norms for overall compensation. In both 1999 and 2000 Mr. Haines was awarded a bonus of a stock option grant to acquire 50,000 shares of Common Stock at the market price on the date of the grants. The options vested immediately. The option grant was intended to reflect both the Committee's and the Board of Director's recognition of Mr. Haines on-going performance and the Company's continuing performance improvement since he joined the Company. The Committee believes that the bias in favor of stock-based compensation will provide the greatest incentive for Mr. Haines to create and implement value enhancing strategies for the benefit of the Company's shareholders.

          Members of the Compensation/Benefits Committee:

          Wilson K. Cadman
          James W. Cicconi
          Kenneth R. Heitz - Chairman
          Charles A. Yamarone

                               PERFORMANCE GRAPH

     The following graph compares the performance of the Company's Common Stock to the performance of the American Exchange U.S. Total Return Index (AMEX U.S.) and the Edison Electric Institute's Index of 100 investor-owned electric utilities (EEI 100). The graph sets the value of El Paso Electric Common Stock on February 16, 1996 (when it began trading on the American Stock Exchange), and the value of the AMEX U.S. on February 16, 1996, to a base of 100 and the value of the EEI 100 on January 1, 1996, to a base of 100. The EEI 100 is not published daily. The common stock of the Company prior to February 12, 1996 (the effective date of the plan of reorganization), were cancelled as part of the bankruptcy and their performance is not comparable to that of the Common Stock of the reorganized Company. The table sets forth the relative yearly percentage change in the Company's cumulative total shareholder return as compared to the AMEX U.S. and the EEI 100, as reflected in the graph.

                            TOTAL RETURN COMPARISON
              El Paso Electric, AMEX Stock Market, EEI 100 Index

                             [GRAPH APPEARS HERE]


                                 Base    12/31/96  12/31/97  12/31/98  12/31/99
                                -------  --------  --------  --------  --------
     El Paso Electric           100.000    136.84    153.95    184.21    206.58
     AMEX                       100.000    100.21    125.33    134.52    171.85
     EEI 100                    100.000    101.20    128.57    142.46    123.86

                     SHAREHOLDER PROPOSALS AND NOMINATIONS

     Under certain circumstances, shareholders are entitled to present proposals at shareholders meetings. To be eligible for inclusion in the proxy statement for the Company's 2001 Annual Meeting of Shareholders, a shareholder proposal must be received at the Company's principal executive offices on or prior to December 1, 2000. The Company will consider only proposals meeting the requirements of applicable SEC rules. Under the Company's Bylaws, in order for a shareholder proposal that is not included in the proxy statement to be properly brought before the annual meeting of shareholders, notice of the proposal must be received at the Company's principal executive offices at least 80 days prior to the scheduled date of the annual meeting. A shareholder's notice should list each proposal and a brief description of the business to be brought before the meeting; the name and address of the shareholder proposing such business; the class and number of shares held by the shareholder; and any material interest of the shareholder in the business. If a shareholder wishes to nominate a director he must provide the nomination to the Executive/Nominating Committee in writing at the Company's principal offices pursuant to the notice provisions provided in the Company's By-Laws.

                                OTHER BUSINESS

     The Board of Directors knows of no business, other than the election of Class I Directors, which will be presented for consideration at the Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their discretion and judgment as to the best interests of the Company.

                             INDEPENDENT AUDITORS

     Representatives of KPMG LLP, the independent auditors of the Company's financial statements, will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and will respond to appropriate questions.

                                 ANNUAL REPORT

     The Company's 1999 Annual Report, which includes financial statements, but which does not constitute a part of the proxy solicitation material, accompanies this Proxy Statement.

                              EL PASO ELECTRIC COMPANY
                              By Order of the Board of Directors

                              /s/ Guillermo Silva, Jr.
                              Guillermo Silva, Jr.
                              Secretary


Dated: March 27, 2000


                             [FORM OF PROXY CARD]

                           EL PASO ELECTRIC COMPANY

                    For the Annual Meeting of Shareholders
                            to be held May 4, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby nominate(s), constitute(s) and appoint(s) James
Haines, Terry Bassham and Guillermo Silva, Jr., and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders (the "Annual Meeting") of El Paso Electric Company (the
"Company") to be held at the Paul Kayser Center, 100 N. Stanton, El Paso, Texas
79901, on Thursday, May 4, 2000 at 10:00 a.m., MDT, or at any adjournments thereof, and vote as specified herein the number of shares that the undersigned, if personally present, would be entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES
DESCRIBED IN THE PROXY STATEMENT AS CLASS I DIRECTORS.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED.  IF NO
DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES DESCRIBED
IN THE PROXY STATEMENT AS CLASS I DIRECTORS.  IF ANY MATTERS NOT SPECIFIED IN
THE NOTICE OF MEETING ARE PRESENTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH
THE BEST JUDGMENT AND IN THE DISCRETION OF THE NAMED PROXY HOLDERS.  THIS PROXY
MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY
AN INSTRUMENT IN WRITING REVOKING THE PROXY OR A DULY EXECUTED PROXY BEARING A
LATER DATE.  THIS PROXY MAY ALSO BE REVOKED BY ATTENDING THE MEETING AND VOTING
IN PERSON.

                               [REVERSE OF CARD]

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

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
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1.  Election of Directors Listed Below (to         FOR all nominees       [X]   WITHHOLD AUTHORITY to vote     [X] *EXCEPTIONS  [X]
    serve for a term of three years to expire      Listed below                 for all nominees listed below
    at the annual meeting in 2003)

Nominees:  GEORGE W. EDWARDS                 RAMIRO GUZMAN                 STEPHEN WERTHEIMER            CHARLES YAMARONE
INSTRUCTIONS:  To withhold authority to vote for any nominee, mark the "Exceptions" box and write that nominee's name on the space provided below.
 *Exceptions _______________________________________________________________________________________________________________________








                                                                                                      Address Changes  [X]
                                                                                                      and/or Comments




                                                            Please date and sign exactly as name appears. If shares are held jointly, each should sign, if signing as attorney, executor, administrator, trustee or guarantee, etc., so indicate when signing. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                            Dated __________________________________________________________________

                                                            ________________________________________________________________________
                                                                                          Signature
                                                            ________________________________________________________________________
                                                                                    Signature if held jointly


                                                            Votes must be indicated
                                                            (x) in Black or Blue ink.     [X]
                                                  ---------

Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

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